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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2001
                                                           -------------

                          AMERIQUEST TECHNOLOGIES, INC.
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                 (Exact name of registrant specified in Charter)


       DELAWARE                    1-10397                  33-0244136
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    (State or other              (Commission               (IRS Employee
    jurisdiction of              File Number)            Identification No.)
     incorporation)

                    2465 MARYLAND ROAD
                WILLOW GROVE, PENNSYLVANIA                         19090
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         (Address of principal executive offices)                 Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 658-8900
                                                        --------------

                                 NOT APPLICABLE
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         (Former name and former address, if changed since last report)



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Item 4.       Changes in Registrant's Certifying Accountant.
              ---------------------------------------------

              (a) As of July 23, 2001, AmeriQuest Technologies, Inc. (the "Registrant") terminated its engagement of Arthur Andersen LLP as the Registrant's independent public accountants and auditors effective immediately. The decision to replace Arthur Andersen LLP as the Registrant's accountants and auditors was approved by the Audit Committee of the Board of Directors.

                     The report of Arthur Andersen LLP on the Registrant's financial statements for the year ended September 30, 2000 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. Arthur Andersen LLP's reports on the Registrant's financial statements for the most recent two fiscal years contained no adverse opinions or disclaimers of opinion nor were such reports qualified or modified as to audit scope or accounting principles.

                     During the most recent two fiscal years ended September 30, 2000 and the subsequent period through July 23, 2001, there were no disagreements between the Registrant and Arthur Andersen LLP on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference in connection with their reports to the subject matter of the disagreement. During the Registrant's two most recent fiscal years and subsequent interim periods, there were no reportable events (as defined in Regulation S-K, Item 304(a)(I)(v).

                     The Registrant has provided Arthur Andersen LLP with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that Arthur Andersen LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.



              (b) On July 26, 2001, the Registrant appointed Margolis & Company P.C. as the Registrant's independent public accountants and auditors effectively immediately. The decision to appoint Margolis & Company P.C. as the Registrant's accountants and auditors was approved by the Audit Committee of the Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)    Exhibits.

              Exhibit No.          Exhibit
              -----------          -------

              16.1                 Letter from Arthur Andersen LLP concerning its dismissal
                                   as the Registrant's principal accountants and auditors.


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                                    Signature

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMERIQUEST TECHNOLOGIES, INC.

                                   By:       /s/ Jon D. Jensen
                                       -----------------------------------------
                                       Name: Jon D. Jensen
                                       Title: President, Chief Executive Officer
                                        and Chief Financial Officer


Dated: July 30, 2001


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